Subsequent Events	9 Months Ended	12 Months Ended
	Oct. 01, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
(22) Subsequent Events
In preparing the unaudited condensed consolidated financial statements as of and for the thirty-nine weeks ended October 1, 2023, the Company evaluated subsequent events for recognition and measurement purposes through November 14, 2023, which is the date the financial statements were available to be issued. The Company noted no subsequent events through November 14, 2023 that would materially impact the unaudited condensed consolidated financial statements, except for the following:
In October 2023, the Company entered into an Assignment and Acceptance Agreement (“Assignment Agreement”), whereby Structural Capital Investments III, LP assigns the SCI debt to Kline Hill Partners Fund LP, Kline Hill Partners IV SPV LLC, Kline Hill Partners Opportunity IV SPV LLC, and Rodgers Massey Revocable Living Trust for a total purchase price of $5.0 million. The Company has identified this as a related party transaction.
In October 2023, in connection with the Assignment Agreement, the Company also entered into the First Amendment to Warrant to Purchase Stock Agreements with the holders of the Series
D-7
warrants. Pursuant to the terms of the agreement, the warrants to purchase 1,376,414 shares of Series
D-7
preferred stock converted into warrants to purchase 656,630 shares of common stock (the “replacement warrants”). As a result of the warrant amendment, the Company reclassified the replacement warrants from equity to liability. The replacement warrants were remeasured to the fair value on the amendment effective date and the Company will record subsequent changes in fair value in other income (expense), net on the unaudited condensed consolidated statements of operations and comprehensive income (loss).
In October 2023, the Company completed the sale of its solar panel business to Maxeon, pursuant to the terms of the Asset Purchase Agreement (the “Disposal Agreement”). Under the terms of the Disposal Agreement, Maxeon agreed to acquire certain assets and employees of Complete Solaria, for an aggregate purchase price of approximately $11.0 million consisting of 1,100,000 shares of Maxeon ordinary shares. The Company recorded an impairment charge of $1.7 million related to a decline in the fair value of the Maxeon shares between the end of the fiscal quarter on October 1, 2023 and the disposal date of October 6, 2023. No significant transaction costs were incurred subsequent to the balance sheet date.

(21)	Subsequent Events
In connection with the Business Combination Agreement, the Company has raised a series of convertible notes (“2023 Convertible Notes”) in January 2023 and February 2023 with additional investors, with an aggregate purchase price of $11.0 million. The 2023 Convertible Notes will convert to common shares of Complete Solaria, Inc. at the Closing. The 2022 Notes accrue interest at a rate of 5% per annum. Immediately prior to the Closing, the 2023 Convertible Notes will be converted into that number of shares of common stock of Complete Solaria equal to (x) the principal amount together with all accrued interest of the 2023 Convertible Notes divided by 0.75, divided by (y) the price of a share of common stock of Complete Solaria used to determine the conversion ratio in the Business Combination Agreement.
On March 10, 2023, the Federal Deposit Insurance Corporation (“FDIC”) announced the closure of Silicon Valley Bank (“SVB”). On March 13, 2023, pursuant to a joint statement released by the U.S. Department of the Treasury, the U.S. Federal Reserve, and the FDIC, the U.S. government reassured that all depositors will be fully protected. As of the date the accompanying consolidated financial statements were issued, the Company has transferred substantially all of its cash out of SVB to other financial institutions. The Company does not currently anticipate any disruption to its ongoing operations.